UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2003

ON TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-26376	04-3162846
(Commission File Number)	(IRS Employer Identification Number)

880 Winter Street, Building 4, Waltham, Massachusetts 02451-1449

(Address of Principal Executive Offices) (Zip Code)

(781) 487-3300

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

99.1 Press Release issued July 31, 2003 entitled “ON Technology Reports 2003 Second-Quarter Results.” See Exhibit Index.

Item 12.    Results of Operations and Financial Condition.

On July 31, 2003, ON Technology Corporation (the “Company”) issued a press release (the “Press Release”) announcing the Company’s financial results for the second quarter ended June 30, 2003. The Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.6 of Form 8-K, the information included or incorporated in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON TECHNOLOGY CORPORATION (Registrant)

Date: July 31, 2003	By:	/s/ Steven R. Wasserman
Steven R. Wasserman Vice President, Finance, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	ON Technology Corporation Press Release dated July 31, 2003.

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